UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21763

Name of Fund: Global SmallCap Portfolio of Managed Account Series

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, Global SmallCap Portfolio of Managed Account Series, 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 04/30/06

Date of reporting period: 05/01/05 - 10/31/05

Item 1 - Report to Stockholders

                                Global SmallCap Portfolio
                                Of Managed Account Series

Semi-Annual Report
October 31, 2005

Global SmallCap Portfolio

Portfolio Information as of October 31, 2005

                                                 Country of           Percent of
Ten Largest Equity Holdings                        Origin             Net Assets
================================================================================
Vestas Wind Systems A/S ...................    Denmark                    1.8%
Ryanair Holdings Plc ......................    Ireland                    1.6
Cia de Concessoes Rodoviarias .............    Brazil                     1.5
International Power Plc ...................    United Kingdom             1.5
Arch Coal, Inc. ...........................    United States              1.4
Koninklijke Wessanen NV CVA ...............    Netherlands                1.4
Wabash National Corp. .....................    United States              1.3
Tele Atlas NV .............................    Netherlands                1.3
AirAsia BHD ...............................    Malaysia                   1.2
UAP Holding Corp. .........................    United States              1.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                               Net Assets
================================================================================
Insurance ..........................................................     8.1%
Specialty Retail ...................................................     5.2
Software ...........................................................     4.9
Health Care Equipment & Supplies ...................................     4.9
Airlines ...........................................................     3.8
--------------------------------------------------------------------------------

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease.

--------------------------------------------------------------------------------
                                                                      Percent of
                                                                        Total
Geographic Allocation                                                Investments
================================================================================
United States ...........................................               33.2%
Japan ...................................................                9.6
United Kingdom ..........................................                6.4
Australia ...............................................                4.7
Canada ..................................................                4.3
Denmark .................................................                3.3
Netherlands .............................................                2.7
France ..................................................                2.7
Germany .................................................                2.5
Brazil ..................................................                2.1
Italy ...................................................                2.1
South Korea .............................................                2.0
Sweden ..................................................                2.0
Finland .................................................                1.9
Hong Kong ...............................................                1.6
Ireland .................................................                1.6
India ...................................................                1.5
Israel ..................................................                1.4
Malaysia ................................................                1.2
South Africa ............................................                1.2
Switzerland .............................................                0.9
Philippines .............................................                0.6
Spain ...................................................                0.6
Greece ..................................................                0.6
Mexico ..................................................                0.5
Singapore ...............................................                0.5
China ...................................................                0.5
Thailand ................................................                0.4
Norway ..................................................                0.4
Taiwan ..................................................                0.3
Indonesia ...............................................                0.2
Other* ..................................................                6.5
--------------------------------------------------------------------------------
*     Includes portfolio holdings in short-term investments.


2               GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

A Letter From the President

Dear Shareholder

As the financial markets continued to muddle their way through 2005, the Federal Reserve Board (the Fed) advanced its monetary tightening campaign full steam ahead. The 12th consecutive interest rate hike since June 2004 came on November 1, bringing the target federal funds rate to 4%. The central bank is clearly more focused on inflationary figures than on economic growth, which has shown some signs of moderating. Despite rising short-term interest rates and record-high energy prices, the major market indexes managed to post positive results for the current reporting period:

Total Returns as of October 31, 2005                              6-month  12-month
===================================================================================
U.S. equities (Standard & Poor's 500 Index)                       + 5.27%   + 8.72%
-----------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                      +12.25    +12.08
-----------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)   + 8.63    +18.09
-----------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               + 0.15    + 1.13
-----------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    + 0.59    + 2.54
-----------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    + 2.87    + 3.54
-----------------------------------------------------------------------------------

The headlines in recent months focused on Hurricanes Katrina and Rita and, more recently, the nomination of Ben Bernanke to succeed Alan Greenspan as Chairman of the Fed. While the hurricanes prompted a spike in energy prices and short-term disruptions to production and spending, the longer-term economic impact is likely to be tempered. In fact, the fiscal stimulus associated with reconstruction efforts in the Gulf Coast region could add to gross domestic product growth in 2006. Notably, the uncontroversial nomination of Dr. Bernanke was well received by the markets.

The U.S. equity markets remained largely range bound in 2005. Up to this point, strong corporate earnings reports and relatively low long-term bond yields have worked in favor of equities. Looking ahead, high energy prices, continued interest rate hikes, a potential consumer slowdown and/or disappointing earnings pose the greatest risks to U.S. stocks. Internationally, many markets have benefited from strong economic statistics, trade surpluses and solid finances.

The bond market continued to be characterized by a flattening yield curve, although long-term yields finally began to inch higher toward period end. The 10-year Treasury yield hit 4.57% on October 31, 2005, its highest level in more than six months. Still, the difference between the two-year and 10-year Treasury yield was just 17 basis points (.17%) at period end, compared to 149 basis points a year earlier.

Financial markets are likely to face continued crosscurrents in the months ahead. Nevertheless, opportunities do exist and we encourage you to work with your financial advisor to diversify your portfolio among a variety of asset types. This can help to diffuse risk while also tapping into the potential benefits of a broader range of investment alternatives. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets.

                                        Sincerely,


                                        /s/ Robert C. Doll, Jr.

                                        Robert C. Doll, Jr.
                                        President and Trustee


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005               3

A Discussion With Your Portfolio Managers

      We are pleased to provide you with this first semi-annual shareholder report for Global SmallCap Portfolio of Managed Account Series.

What is the Portfolio's investment objective?

Global SmallCap Portfolio seeks long-term growth of capital through investment primarily in a portfolio of equity securities of small cap issuers located in various foreign countries and in the United States. Under normal circumstances, the Portfolio invests at least 80% of its assets in equities of small cap issuers.

How has the Portfolio performed since inception in light of the existing market conditions?

Since its inception on August 2, 2005 through October 31, 2005, Global SmallCap Portfolio posted a total return of -1.80%. This compared to the -.99% return of the benchmark Morgan Stanley Capital International (MSCI) World Small Cap Index. The Portfolio's returns were hampered by underperformance in the consumer discretionary and health care sectors, although favorable stock selection in energy and industrials added to results.

The Portfolio was launched at the beginning of August 2005. Following a relatively strong period for global markets from April through July, equities stalled in response to a number of factors, including sharply higher energy prices and concerns over the prospect of rising interest rates in the United States and the resultant impact on the U.S. consumer. Many export-led markets in Asia are highly dependent on the plight of the U.S. consumer. All major regions, excluding Japan, experienced negative returns during the August - October period, with the U.S. market down almost 5%. Japan rose some 11.5% during this period on renewed investor optimism.

How have you managed the Portfolio since its inception?

Between the Portfolio's inception date and the end of the period, we established a well-diversified portfolio of small cap stocks from markets around the world. As the period progressed, we reduced our overweighting in the energy sector, taking profits in some of the stocks that had shown significant appreciation. With the proceeds from the sales, we bought several stocks in the materials sector, including new positions in a U.S.-based paper company and a U.S.-domiciled chemicals firm. We also pared our previous underweighting in the technology sector, establishing new investments in several software and services firms. Two of these firms, Sapient Corp. and Satyam Computer Services Ltd., are global providers of IT services using low-cost labor in India. The Portfolio also built a position in Aladdin Knowledge Systems, a fast-growing Israeli-based security software company.

Although we generally maintained broad regional weightings during the period, we did make changes to the percentage of assets allocated to individual countries. In Asia, for example, we reduced our positions in Taiwan and Indonesia while significantly raising our allocation to Japan, establishing new holdings there in Jupiter Telecommunications Co., Ltd., Mitsui Mining and Smelting Co., Ltd. and Aioi Insurance Co., Ltd. In Europe, we increased our weighting in the United Kingdom -- a notable new position there was insurance company Amlin Plc -- while trimming our weightings in Norway and Switzerland. Most of these moves resulted from profit taking in individual holdings, while additions in Japan stemmed from a more constructive outlook on Japanese equities in general.

How would you characterize the Portfolio's position at the close of the period?

At period-end, the Portfolio was underweight in the consumer, financials and telecommunications sectors and overweight in health care. From a geographic perspective, we were underweight in the U.S. and Japanese stock markets but overweight in the Asia Pacific region (ex Japan), emerging markets and Europe.

We are cautious about the outlook for the health of the American consumer, who is facing many near-term headwinds, especially higher gasoline and heating oil prices resulting from reduced refining capacity following Hurricanes Katrina and Rita. In the intermediate term, we have growing concerns that the U.S. housing market will soften, dampening consumer spending. Accordingly, we have maintained our underweight stance in the consumer discretionary sector. We are also underweight in U.S. financial stocks because of the likely negative impact of a flattening yield curve as well as a slowdown in mortgage finance activity on margins for banks. Partly offsetting this stance is our heavy overweighting in global property and casualty insurance stocks, which we believe should benefit from a strong pricing cycle.

In Asia, growth continues to be reasonably robust throughout the region. In Japan, all of the economic indicators suggest that a recovery is under way and that a decade-long


4               GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005
period of disinflation is likely to come to an end and possibly even reverse in the near-term. The Japanese government, having recently won a large electoral mandate, also appears willing to tackle some of the longstanding problems of the Japanese economy. We have been adding to our positions in Japan and are finding a growing number of investment opportunities there, thanks to reasonable valuations and significantly improved corporate balance sheets. However, we believe that Japan's high fiscal deficit, significant government debt and aging population will strain its economy's ability to sustain high growth rates.

In Europe, the macroeconomic environment remains sluggish, characterized by slow growth and high fiscal deficits. However, we have been able to find high-quality companies in which to invest -- including Tele Atlas NV and Koninklijke Wessanen NV (Netherlands), Vestas Wind Systems A/S (Denmark) and Ryanair Holdings Plc (Ireland) -- and remain overweighted in the region.

From a sector standpoint, we have taken our position in the energy sector from an overweighting to a more neutral weighting on concerns that the most recent spike in oil prices could destroy some demand, and also due to the significant valuation increases in some of our positions, especially several Norwegian holdings. In health care, we remain overweighted, as we have found a number of companies that are trading at what we believe are attractive valuations relative to their growth rates. These holdings included Miraca Holding, a Japanese provider of reagents and supplies to clinical labs, and Cochlear Ltd., an Australian company and the leading supplier of cochlear implants for the hearing impaired.

We remain confident in the prospects for global small cap stocks. We continue to look for companies that we believe exhibit strong growth characteristics while being mindful of valuations.

Murali Balaraman, CFA
Vice President and Co-Portfolio Manager

John Coyle, CFA
Vice President and Co-Portfolio Manager

November 14, 2005


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005               5

Performance Data

About Fund Performance

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Call toll free 1-800-MER-FUND (1-800-637-3863) to obtain performance data current to the most recent month-end. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of beneficial interest. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.

Recent Performance Results

                                                                 Since Inception
As of October 31, 2005                                            Total Return
================================================================================
Global SmallCap Portfolio*                                            -1.80%
--------------------------------------------------------------------------------
MSCI World Index**                                                    -0.23
--------------------------------------------------------------------------------
MSCI World Small Cap Index***                                         -0.99
--------------------------------------------------------------------------------
* Cumulative total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date. The Portfolio commenced operations on 8/02/05.
** This unmanaged market capitalization-weighted Index is comprised of a representative sampling of large-, medium- and small-capitalization companies in 23 countries, including the United States. Since inception total return is from 8/02/05.
*** This unmanaged broad-based Index is comprised of small cap companies from 23 developed markets. Since inception total return is from 8/02/05.

Aggregate Total Return

Period Covered                                                            Return
================================================================================
Inception (8/02/05)
through 10/31/05                                                          -1.80%
--------------------------------------------------------------------------------


6               GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Disclosure of Expenses

Shareholders of this Portfolio may incur the following charges: (a) expenses related to transactions, including redemption fees and exchange fees; and (b) operating expenses, including advisory fees, and other Portfolio expenses. However, Fund Asset Management, L.P. has contractually agreed to waive all fees and pay or reimburse all expenses of the Portfolio. The following example (which is based on a hypothetical investment of $1,000 invested on May 1, 2005 and held through October 31, 2005) is intended to assist shareholders both in calculating expenses based on an investment in the Portfolio and in comparing these expenses with similar costs of investing in other mutual funds.

The first table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number in the first line under the heading entitled "Expenses Paid During the Period."

The second table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in this Portfolio and other funds, compare the 5% hypothetical example with the 5% hypothetical examples that appear in other funds' shareholder reports.

The expenses shown in the table are intended to highlight shareholders ongoing costs only and do not reflect any transactional expenses, such as sales charges, redemption fees or exchange fees. Therefore, the second table is useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

                                                                                                   Expenses Paid
                                                           Beginning           Ending           During the Period*
                                                         Account Value     Account Value         August 2, 2005 to
                                                        August 2, 2005    October 31, 2005       October 31, 2005
==================================================================================================================
Actual
==================================================================================================================
Global SmallCap Portfolio                                   $1,000            $  982.00                $0.00
==================================================================================================================

                                                                                                   Expenses Paid
                                                           Beginning           Ending           During the Period**
                                                         Account Value     Account Value          May 1, 2005 to
                                                          May 1, 2005     October 31, 2005       October 31, 2005
==================================================================================================================
Hypothetical (5% annual return before expenses)***
==================================================================================================================
Global SmallCap Portfolio                                   $1,000            $1,025.00                $0.00
------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Portfolio's annualized expense ratio of 0%, multiplied by the average account value over the period, multiplied by 91/365 (to reflect the actual number of days since inception).
** Expenses are equal to the Portfolio's annualized expense ratio of 0%, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year divided by 365.
*** Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent fiscal half year divided by 365.


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005               7

Schedule of Investments                                        (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
Australia--4.5%
            Airlines--1.0%
            Qantas Airways Ltd.                        197,100       $   503,640
--------------------------------------------------------------------------------
            Beverages--0.8%
            Lion Nathan Ltd.                            67,700           399,092
--------------------------------------------------------------------------------
            Health Care Equipment &
            Supplies--1.7%
            Ansell Ltd.                                 45,200           355,273
            Cochlear Ltd.                               18,600           527,807
                                                                     -----------
                                                                         883,080
--------------------------------------------------------------------------------
            Insurance--0.4%
            Promina Group Ltd.                          66,300           239,754
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.2%
            Tap Oil Ltd. (a)                            73,600           133,626
--------------------------------------------------------------------------------
            Real Estate--0.4%
            CFS Gandel Retail Trust                    144,500           201,351
--------------------------------------------------------------------------------
            Total Common Stocks in Australia                           2,360,543
================================================================================
Brazil--2.1%
            Construction & Engineering --
            0.6%
            Obrascon Huarte Lain Brasil SA (a)          32,300           301,166
--------------------------------------------------------------------------------
            Transportation Infrastructure --
            1.5%
            Cia de Concessoes Rodoviarias               29,700           784,615
--------------------------------------------------------------------------------
            Total Common Stocks in Brazil                              1,085,781
================================================================================
Canada--4.2%
            Biotechnology--0.4%
            Diagnocure, Inc. (a)                        70,400           227,992
--------------------------------------------------------------------------------
            Insurance--0.7%
            Northbridge Financial Corp.                 13,700           373,061
--------------------------------------------------------------------------------
            Metals & Mining--0.6%
            Kinross Gold Corp. (a)                      41,100           286,878
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--0.5%
            Cameco Corp.                                 5,100           245,542
--------------------------------------------------------------------------------
            Paper & Forest Products--0.5%
            Abitibi-Consolidated, Inc.                  77,100           238,578
--------------------------------------------------------------------------------
            Real Estate--0.4%
            TGS North American Real Estate
            Investment Trust                            33,500           203,065
--------------------------------------------------------------------------------
            Software--1.1%
            Cognos, Inc. (a)                            15,800           592,974
--------------------------------------------------------------------------------
            Total Common Stocks in Canada                              2,168,090
================================================================================
China--0.5%
            Transportation Infrastructure--0.5%
            Shenzhen Expressway Co. Ltd.               783,900           247,738
--------------------------------------------------------------------------------
            Total Common Stocks in China                                 247,738
================================================================================
Denmark--3.2%
            Electrical Equipment--1.8%
            Vestas Wind Systems A/S (a)                 43,700           945,113
--------------------------------------------------------------------------------
            Health Care Equipment &
            Supplies--0.6%
            GN Store Nord                               27,200           327,419
--------------------------------------------------------------------------------
            Insurance--0.8%
            Topdanmark A/S (a)                           3,100           236,335
            TrygVesta AS (a)                             4,400           181,493
                                                                     -----------
                                                                         417,828
--------------------------------------------------------------------------------
            Total Common Stocks in Denmark                             1,690,360
================================================================================
Finland--1.8%
            Construction & Engineering--1.1%
            YIT-Yhtyma Oyj                              14,400           553,992
--------------------------------------------------------------------------------
            Insurance--0.3%
            Pohjola Group Plc Class D                   11,800           189,105
--------------------------------------------------------------------------------
            Multiline Retail--0.4%
            Stockmann AB `B'                             6,100           217,361
--------------------------------------------------------------------------------
            Total Common Stocks in Finland                               960,458
================================================================================
France--2.6%
            Chemicals--0.7%
            Rhodia SA                                  179,400           365,289
--------------------------------------------------------------------------------
            Commercial Services &
            Supplies--0.5%
            Eurofins Scientific (a)                      5,700           242,364
--------------------------------------------------------------------------------
            Insurance--0.9%
            SCOR                                       249,000           495,077
--------------------------------------------------------------------------------
            Leisure Equipment &
            Products--0.5%
            Trigano SA                                   6,000           253,467
--------------------------------------------------------------------------------
            Total Common Stocks in France                              1,356,197
================================================================================
Germany--2.4%
            Biotechnology--0.8%
            Qiagen NV (a)                               34,400           407,081
--------------------------------------------------------------------------------
            Commercial Services &
            Supplies--0.0%
            CTS Eventim AG (a)                             400            10,876
--------------------------------------------------------------------------------
            Electrical Equipment--1.0%
            SGL Carbon AG (a)                           34,900           510,395
--------------------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders--0.1%
            Q-Cells AG (a)                               1,100            60,343
--------------------------------------------------------------------------------
            Pharmaceuticals--0.5%
            Paion AG (a)                                26,900           256,144
--------------------------------------------------------------------------------
            Total Common Stocks in Germany                             1,244,839
================================================================================
Greece--0.5%
            Construction Materials--0.5%
            Titan Cement Co. SA                          8,200           279,914
--------------------------------------------------------------------------------
            Total Common Stocks in Greece                                279,914
================================================================================
Hong Kong--1.6%
            Diversified Financial
            Services--0.5%
            Hong Kong Exchanges and Clearing Ltd.       78,300           261,594
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments--0.4%
            Kingboard Chemical Holdings Ltd.           103,800           219,588
--------------------------------------------------------------------------------
            Media--0.7%
            Clear Media Ltd. (a)                       408,000           342,090
--------------------------------------------------------------------------------
            Total Common Stocks in Hong Kong                             823,272


8               GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
India--1.5%
            IT Services--0.6%
            Satyam Computer Services Ltd.               21,300       $   286,243
--------------------------------------------------------------------------------
            Specialty Retail--0.9%
            Pantaloon Retail India Ltd.                 13,950           466,469
--------------------------------------------------------------------------------
            Total Common Stocks in India                                 752,712
================================================================================
Indonesia--0.2%
            Media--0.2%
            Surya Citra Media Tbk PT                 1,463,900           102,755
--------------------------------------------------------------------------------
            Total Common Stocks in Indonesia                             102,755
================================================================================
Ireland--1.6%
            Airlines--1.6%
            Ryanair Holdings Plc (a)(c)                 16,600           822,862
--------------------------------------------------------------------------------
            Total Common Stocks in Ireland                               822,862
================================================================================
Israel--1.4%
            Chemicals--0.9%
            Frutarom                                    62,700           496,574
--------------------------------------------------------------------------------
            Internet Software & Services--0.2%
            Aladdin Knowledge Systems Ltd. (a)           4,800            84,432
--------------------------------------------------------------------------------
            Semiconductor & Semiconductor
            Equipment--0.3%
            PowerDsine Ltd. (a)                         15,000           143,100
--------------------------------------------------------------------------------
            Total Common Stocks in Israel                                724,106
================================================================================
Italy--2.1%
            Building Products--0.7%
            Permasteelisa SpA                           25,000           377,830
--------------------------------------------------------------------------------
            Insurance--0.5%
            Milano Assicurazioni SpA                    39,100           244,322
--------------------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.9%
            Valentino Fashion Group SpA (a)             19,700           459,502
--------------------------------------------------------------------------------
            Total Common Stocks in Italy                               1,081,654
================================================================================
Japan--9.4%
            Beverages--1.0%
            ITO EN, Ltd.                                11,200           536,884
--------------------------------------------------------------------------------
            Capital Markets--0.5%
            Shinko Securities Co., Ltd.                 68,000           257,034
--------------------------------------------------------------------------------
            Chemicals--0.6%
            Nippon Sanso Corp.                          49,000           297,607
--------------------------------------------------------------------------------
            Commercial Banks--0.6%
            The Bank of Kyoto Ltd.                      30,500           335,643
--------------------------------------------------------------------------------
            Consumer Finance--1.2%
            Diamond Lease Co., Ltd.                      5,300           245,410
            Lopro Corp.                                 62,900           359,876
                                                                     -----------
                                                                         605,286
--------------------------------------------------------------------------------
            Containers & Packaging--0.5%
            Nihon Yamamura Glass Co., Ltd.              89,000           253,838
--------------------------------------------------------------------------------
            Electric Utilities--0.4%
            Okinawa Electric Power Co., Inc.             3,700           196,435
--------------------------------------------------------------------------------
            Health Care Equipment &
            Supplies--0.9%
            Fujirebio, Inc.                             21,000           467,248
--------------------------------------------------------------------------------
            Insurance--0.8%
            Aioi Insurance Co., Ltd.                    60,000           424,209
--------------------------------------------------------------------------------
            Internet Software & Services--0.6%
            Jupiter Telecommunications Co., Ltd. (a)       400           320,605
--------------------------------------------------------------------------------
            Metals & Mining--0.6%
            Mitsui Mining & Smelting Co., Ltd.          55,700           315,811
--------------------------------------------------------------------------------
            Real Estate--0.8%
            Tokyu Land Corp.                            51,700           408,164
--------------------------------------------------------------------------------
            Specialty Retail--0.9%
            Yamada Denki Co., Ltd.                       5,250           458,679
--------------------------------------------------------------------------------
            Total Common Stocks in Japan                               4,877,443
================================================================================
Malaysia--1.2%
            Airlines--1.2%
            AirAsia BHD (a)                          1,484,400           629,150
--------------------------------------------------------------------------------
            Total Common Stocks in Malaysia                              629,150
================================================================================
Mexico--0.5%
            Beverages--0.5%
            Embotelladoras Arca, SA de CV              119,800           261,906
--------------------------------------------------------------------------------
            Total Common Stocks in Mexico                                261,906
================================================================================
Netherlands--2.6%
            Commercial Services &
            Supplies--1.2%
            Tele Atlas NV (a)                           23,300           647,455
--------------------------------------------------------------------------------
            Food Products--1.4%
            Koninklijke Wessanen NV CVA                 49,100           720,416
--------------------------------------------------------------------------------
            Total Common Stocks in the Netherlands                     1,367,871
================================================================================
Norway--0.4%
            Energy Equipment &
            Services--0.4%
            ProSafe ASA                                  5,700           197,294
--------------------------------------------------------------------------------
            Total Common Stocks in Norway                                197,294
================================================================================
Philippines--0.6%
            Commercial Banks--0.6%
            Bank of the Philippine Islands             314,800           298,373
--------------------------------------------------------------------------------
            Total Common Stocks in the Philippines                       298,373
================================================================================
Singapore--0.5%
            Health Care Providers &
            Services--0.5%
            LMA International NV (a)                   551,000           266,474
--------------------------------------------------------------------------------
            Total Common Stocks in Singapore                             266,474
================================================================================
South Africa--1.2%
            Food & Staples Retailing--0.4%
            Massmart Holdings Ltd.                      27,500           212,590
--------------------------------------------------------------------------------
            Health Care Providers &
            Services--0.8%
            Network Healthcare Holdings Ltd.           431,400           415,260
--------------------------------------------------------------------------------
            Total Common Stocks in South Africa                          627,850
================================================================================
South Korea--1.9%
            Electronic Equipment &
            Instruments--0.5%
            Samsung SDI Co., Ltd.                        2,600           256,201
--------------------------------------------------------------------------------
            Hotels, Restaurants & Leisure--0.8%
            Kangwon Land, Inc.                          26,664           448,587
--------------------------------------------------------------------------------
            Software--0.6%
            NCSoft Corporation (a)                       3,200           299,942
--------------------------------------------------------------------------------
            Total Common Stocks in South Korea                         1,004,730


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005               7

Schedule of Investments (continued)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
Spain--0.6%
            Construction & Engineering--0.6%
            Grupo Ferrovial SA                           3,900       $   287,747
--------------------------------------------------------------------------------
            Total Common Stocks in Spain                                 287,747
================================================================================
Sweden--1.9%
            Health Care Providers &
            Services--0.9%
            Gambro AB Class B                           32,700           459,890
--------------------------------------------------------------------------------
            Metals & Mining--1.0%
            Boliden AB (a)                             103,600           529,471
--------------------------------------------------------------------------------
            Total Common Stocks in Sweden                                989,361
================================================================================
Switzerland--0.9%
            Insurance--0.5%
            Swiss Life Holding                           1,700           262,551
--------------------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--0.4%
            Micronas Semiconductor Holding AG
            Registered Shares (a)                        6,075           205,386
--------------------------------------------------------------------------------
            Total Common Stocks in Switzerland                           467,937
================================================================================
Taiwan--0.3%
            Leisure Equipment &
            Products--0.3%
            Giant Manufacturing Co., Ltd.               95,000           158,562
--------------------------------------------------------------------------------
            Total Common Stocks in Taiwan                                158,562
================================================================================
Thailand--0.4%
            Hotels, Restaurants &
            Leisure--0.4%
            Oishi Group PCL                            336,900           225,040
--------------------------------------------------------------------------------
            Total Common Stocks in Thailand                              225,040
================================================================================
United Kingdom--6.2%
            Construction & Engineering--0.6%
            Amec Plc                                    55,000           332,012
--------------------------------------------------------------------------------
            Independent Power Producers &
            Energy Traders--1.5%
            International Power Plc                    188,100           772,526
--------------------------------------------------------------------------------
            Insurance--2.3%
            Amlin Plc                                   86,300           338,774
            Brit Insurance Holdings Plc                176,000           261,715
            St. James's Place Capital Plc               58,100           254,044
            Wellington Underwriting Plc                182,300           340,467
                                                                     -----------
                                                                       1,195,000
--------------------------------------------------------------------------------
            Software--0.5%
            Surfcontrol Plc (a)                         37,300           282,116
--------------------------------------------------------------------------------
            Specialty Retail--1.3%
            Game Group Plc                             241,400           366,444
            HMV Group Plc                               89,300           297,198
                                                                     -----------
                                                                         663,642
--------------------------------------------------------------------------------
            Total Common Stocks in the United Kingdom                  3,245,296
================================================================================
United States--32.4%
            Biotechnology--2.2%
            Affymetrix, Inc. (a)                         3,500           159,005
            Alexion Pharmaceuticals, Inc. (a)           11,600           317,724
            BioMarin Pharmaceuticals, Inc. (a)          38,600           324,240
            Encysive Pharmaceuticals, Inc. (a)          30,100           316,050
                                                                     -----------
                                                                       1,117,019
--------------------------------------------------------------------------------
            Chemicals--0.5%
            Chemtura Corp.                              24,400           261,080
--------------------------------------------------------------------------------
            Communications Equipment--1.1%
            Foundry Networks, Inc. (a)                  48,000           572,640
--------------------------------------------------------------------------------
            Computers & Peripherals--0.8%
            Stratasys, Inc. (a)                         17,900           424,588
--------------------------------------------------------------------------------
            Consumer Finance--0.6%
            Metris Cos., Inc. (a)                       22,400           329,056
--------------------------------------------------------------------------------
            Containers & Packaging--1.1%
            Owens-Illinois, Inc. (a)                    14,100           268,464
            Packaging Corp. of America                  13,800           280,002
                                                                     -----------
                                                                         548,466
--------------------------------------------------------------------------------
            Distributors--1.0%
            Interline Brands Inc. (a)                   27,100           529,263
--------------------------------------------------------------------------------
            Diversified Consumer
            Services--0.6%
            Educate, Inc. (a)                           26,600           313,348
--------------------------------------------------------------------------------
            Diversified Financial
            Services--0.0%
            Cbot Holdings, Inc. Class A (a)                100            10,650
--------------------------------------------------------------------------------
            Electronic Equipment &
            Instruments--0.7%
            Faro Technologies, Inc. (a)                 18,100           375,756
--------------------------------------------------------------------------------
            Energy Equipment &
            Services--2.0%
            Grey Wolf, Inc. (a)                         58,800           451,584
            Key Energy Services, Inc. (a)               28,700           387,450
            Rowan Cos., Inc.                             6,100           201,239
                                                                     -----------
                                                                       1,040,273
--------------------------------------------------------------------------------
            Food Products--1.0%
            Del Monte Foods Co. (a)                     50,900           538,522
--------------------------------------------------------------------------------
            Health Care Equipment &
            Supplies--1.7%
            Cytyc Corp. (a)                             11,100           281,385
            Millipore Corp. (a)                          7,700           471,394
            OccuLogix, Inc. (a)                         20,800           146,432
                                                                     -----------
                                                                         899,211
--------------------------------------------------------------------------------
            Health Care Providers &
            Services--2.4%
            CryoLife, Inc. (a)                          22,900           149,308
            Lifeline Systems, Inc. (a)                   7,800           257,400
            LifePoint Hospitals, Inc. (a)               12,500           488,750
            Pharmaceutical Product Development, Inc.     6,500           373,555
                                                                     -----------
                                                                       1,269,013
--------------------------------------------------------------------------------
            Hotels, Restaurants &
            Leisure--1.4%
            The Cheesecake Factory (a)                   7,900           271,128
            Red Robin Gourmet Burgers, Inc. (a)          9,700           467,831
                                                                     -----------
                                                                         738,959
--------------------------------------------------------------------------------
            IT Services--0.3%
            Sapient Corp. (a)                           28,100           145,839
--------------------------------------------------------------------------------


10              GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Schedule of Investments (concluded)                            (in U.S. dollars)

                                                        Shares
Country     Industry       Common Stocks                  Held          Value
================================================================================
United States (continued)
            Insurance--0.9%
            Everest Re Group Ltd.                        2,700       $   268,515
            RenaissanceRe Holdings Ltd.                  3,700           140,045
            SeaBright Insurance Holdings, Inc. (a)       5,500            73,370
                                                                     -----------
                                                                         481,930
--------------------------------------------------------------------------------
            Internet Software & Services--0.6%
            SupportSoft, Inc. (a)                       80,800           324,008
--------------------------------------------------------------------------------
            Leisure Equipment &
            Products--0.5%
            Marvel Entertainment, Inc. (a)              14,900           262,240
--------------------------------------------------------------------------------
            Machinery--1.3%
            Wabash National Corp.                       35,200           648,032
--------------------------------------------------------------------------------
            Metals & Mining--0.8%
            Cleveland-Cliffs, Inc.                       5,100           415,854
--------------------------------------------------------------------------------
            Oil, Gas & Consumable
            Fuels--2.0%
            Arch Coal, Inc.                              9,400           724,458
            Brigham Exploration Co. (a)                 14,600           206,444
            Remington Oil & Gas Corp. (a)                2,500            87,500
                                                                     -----------
                                                                       1,018,402
--------------------------------------------------------------------------------
            Semiconductors & Semiconductor
            Equipment--1.7%
            Cypress Semiconductor Corp. (a)              7,900           107,440
            Integrated Device Technology, Inc. (a)      54,200           535,496
            Monolithic System Technology, Inc. (a)      46,000           244,260
                                                                     -----------
                                                                         887,196
--------------------------------------------------------------------------------
            Software--2.7%
            Informatica Corp. (a)                       14,900           177,310
            Motive, Inc. (a)                            34,100           124,124
            NAVTEQ Corp. (a)                             5,300           207,336
            Siebel Systems, Inc.                        28,400           293,940
            Sybase, Inc. (a)                            13,700           304,825
            Take-Two Interactive Software, Inc. (a)     14,200           293,230
                                                                     -----------
                                                                       1,400,765
--------------------------------------------------------------------------------
            Specialty Retail--2.1%
            Abercrombie & Fitch Co. Class A              4,000           207,960
            AnnTaylor Stores Corp. (a)                  16,400           398,028
            Build-A-Bear Workshop, Inc. (a)              8,600           206,056
            West Marine, Inc. (a)                       20,250           274,792
                                                                     -----------
                                                                       1,086,836
--------------------------------------------------------------------------------
            Textiles, Apparel & Luxury
            Goods--0.8%
            Polo Ralph Lauren Corp.                      8,900           437,880
--------------------------------------------------------------------------------
            Thrifts & Mortgage
            Finance--0.4%
            Provident New York Bancorp                  13,000           141,700
            Rainier Pacific Financial Group, Inc.        3,700            55,907
                                                                     -----------
                                                                         197,607
--------------------------------------------------------------------------------
            Trading Companies &
            Distributors--1.2%
            UAP Holding Corp.                           32,300           616,930
--------------------------------------------------------------------------------
            Total Common Stocks in the
            United States                                             16,891,363
================================================================================
            Total Common Stocks
            (Cost--$48,412,573)--91.2%                                47,497,678
================================================================================

                           Short-Term               Beneficial
                           Securities                 Interest
--------------------------------------------------------------------------------

            Merrill Lynch Liquidity Series, LLC
            Cash Sweep Series I (b)                 $3,323,884         3,323,884
--------------------------------------------------------------------------------
            Total Short-Term Securities
            (Cost--$3,323,884)--6.4%                                   3,323,884
================================================================================
            Total Investments
            (Cost--$51,736,457*)--97.6%                               50,821,562

            Other Assets Less Liabilities--2.4%                        1,269,042
                                                                     -----------
            Net Assets--100.0%                                       $52,090,604
                                                                     ===========

      For Portfolio compliance purposes, the Portfolio's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets.

* The cost and unrealized appreciation (depreciation) of investments as of October 31, 2005, as computed for federal income tax purposes, were as follows:

      Aggregate cost ............................................  $ 51,736,457
                                                                   ============
      Gross unrealized appreciation .............................  $  1,700,490
      Gross unrealized depreciation .............................    (2,615,385)
                                                                   ------------
      Net unrealized depreciation ...............................  $   (914,895)
                                                                   ============

(a)   Non-income producing security.
(b) Investments in companies considered to be an affiliate of the Portfolio, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

      --------------------------------------------------------------------------
                                                       Net              Interest
      Affiliate                                      Activity            Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series, LLC
        Cash Sweep Series I                         $3,323,884           $35,305
      --------------------------------------------------------------------------

(c)   Depositary receipts.

      See Notes to Financial Statements.


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005              11

Statement of Assets and Liabilities

As of October 31, 2005
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$48,412,573) .....................................                           $ 47,497,678
                       Investments in affiliated securities, at value
                        (identified cost--$3,323,884) ......................................                              3,323,884
                       Foreign cash (cost--$50,004) ........................................                                 50,051
                       Receivables:
                          Securities sold ..................................................        $  1,147,767
                          Beneficial interest sold .........................................             809,072
                          Investment adviser ...............................................              31,820
                          Dividends ........................................................              29,103
                          Interest .........................................................              13,915          2,031,677
                                                                                                    ------------
                       Other assets ........................................................                                    537
                                                                                                                       ------------
                       Total assets ........................................................                             52,903,827
                                                                                                                       ------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
                       Payables:
                          Securities purchased .............................................             694,637
                          Beneficial interest redeemed .....................................              61,684
                          Other affiliates .................................................                 940            757,261
                                                                                                    ------------
                       Accrued expenses and other liabilities ..............................                                 55,962
                                                                                                                       ------------
                       Total liabilities ...................................................                                813,223
                                                                                                                       ------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
                       Net assets ..........................................................                           $ 52,090,604
                                                                                                                       ============
===================================================================================================================================
Net Assets Consist of
-----------------------------------------------------------------------------------------------------------------------------------
                       Shares of beneficial interest, par value $.01 per share;
                        unlimited number of shares authorized ..............................                           $     53,038
                       Paid-in capital in excess of par ....................................                             53,006,478
                       Undistributed investment income--net ................................        $    169,144
                       Accumulated realized capital losses--net ............................            (220,392)
                       Unrealized depreciation--net ........................................            (917,664)
                                                                                                    ------------
                       Total accumulated losses--net .......................................                               (968,912)
                                                                                                                       ------------
                       Net Assets--Equivalent to $9.82 per share based on
                        5,303,845 shares of beneficial interest outstanding ................                           $ 52,090,604
                                                                                                                       ============

      See Notes to Financial Statements.


12              GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Statement of Operations

For the Period August 2, 2005+ to October 31, 2005
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
                       Dividends (net of $5,601 foreign withholding tax) ...................                           $    133,839
                       Interest from affiliates ............................................                                 35,305
                                                                                                                       ------------
                       Total income ........................................................                                169,144
                                                                                                                       ------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ............................................        $    104,155
                       Offering cost .......................................................              17,288
                       Accounting services .................................................               8,946
                       Trustees' fees and expenses .........................................               3,589
                       Professional fees ...................................................               3,586
                       Transfer agent fees .................................................               2,720
                       Custodian fees ......................................................               2,632
                       Registration fees ...................................................               2,120
                       Pricing fees ........................................................               1,741
                       Printing and shareholder reports ....................................               1,342
                       Other ...............................................................               4,592
                                                                                                    ------------
                       Total expenses before waiver and reimbursement ......................             152,711
                       Waiver and reimbursement of expenses ................................            (152,711)
                                                                                                    ------------
                       Total expenses after waiver and reimbursement .......................                                      0
                                                                                                                       ------------
                       Investment income--net ..............................................                                169,144
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized Loss--Net
-----------------------------------------------------------------------------------------------------------------------------------
                       Realized loss on:
                          Investments--net .................................................             (21,334)
                          Foreign currency transactions--net ...............................            (199,058)          (220,392)
                                                                                                    ------------
                       Unrealized depreciation on:
                          Investments--net .................................................            (914,895)
                          Foreign currency transactions--net ...............................              (2,769)          (917,664)
                                                                                                    -------------------------------
                       Total realized and unrealized loss--net .............................                             (1,138,056)
                                                                                                                       ------------
                       Net Decrease in Net Assets Resulting from Operations ................                           $   (968,912)
                                                                                                                       ============

+     Commencement of operations.

      See Notes to Financial Statements.


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005              13

Statement of Changes in Net Assets

                                                                                                                  For the Period
                                                                                                                  August 2, 2005+
                                                                                                                  to October 31,
Increase (Decrease) in Net Assets:                                                                                     2005
=================================================================================================================================
Operations
---------------------------------------------------------------------------------------------------------------------------------
                       Investment income--net ................................................................       $    169,144
                       Realized loss--net ....................................................................           (220,392)
                       Unrealized depreciation--net ..........................................................           (917,664)
                                                                                                                     ------------
                       Net decrease in net assets resulting from operations ..................................           (968,912)
                                                                                                                     ------------
=================================================================================================================================
Beneficial Interest Transactions
---------------------------------------------------------------------------------------------------------------------------------
                       Net increase in net assets derived from beneficial interest transactions ..............         53,034,516
                                                                                                                     ------------
=================================================================================================================================
Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets ..........................................................         52,065,604
                       Beginning of period ...................................................................             25,000
                                                                                                                     ------------
                       End of period* ........................................................................       $ 52,090,604
                                                                                                                     ============
                        * Undistributed investment income--net ...............................................       $    169,144
                                                                                                                     ============

+     Commencement of operations.

      See Notes to Financial Statements.


14              GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Financial Highlights

                                                                                                                   For the Period
                                                                                                                  August 2, 2005+
The following per share data and ratios have been derived                                                          to October 31,
from information provided in the financial statements.                                                                  2005
=================================================================================================================================
Per Share Operating Performance
---------------------------------------------------------------------------------------------------------------------------------
                       Net asset value, beginning of period ..................................................       $      10.00
                                                                                                                     ------------
                       Investment income--net** ..............................................................                .03
                       Realized and unrealized loss--net .....................................................               (.21)
                                                                                                                     ------------
                       Total from investment operations ......................................................               (.18)
                                                                                                                     ------------
                       Net asset value, end of period ........................................................       $       9.82
                                                                                                                     ============
=================================================================================================================================
Total Investment Return
---------------------------------------------------------------------------------------------------------------------------------
                       Based on net asset value per share ....................................................              (1.80%)@
                                                                                                                     ============
=================================================================================================================================
Ratios to Average Net Assets
---------------------------------------------------------------------------------------------------------------------------------
                       Expenses, net of waiver and reimbursement .............................................                .00%*
                                                                                                                     ============
                       Expenses ..............................................................................               1.25%*
                                                                                                                     ============
                       Investment income--net ................................................................               1.38%*
                                                                                                                     ============
=================================================================================================================================
Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
                       Net assets, end of period (in thousands) ..............................................       $     52,091
                                                                                                                     ============
                       Portfolio turnover ....................................................................              19.82%
                                                                                                                     ============

*     Annualized.
**    Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005              15

Notes to Financial Statements

1. Significant Accounting Policies:

Global SmallCap Portfolio (the "Portfolio") is a series of Managed Account Series (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Portfolio's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments -- Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Fund. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last asked price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued based upon quoted fair valuations received daily by the Portfolio from a pricing service or counterparty. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Fund, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Fund's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Fund.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Fund's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Fund's Board of Trustees.

(b) Derivative financial instruments -- The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Forward foreign exchange contracts -- The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference


16              GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005
      between the value at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

o Options -- The Portfolio may write and purchase call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Portfolio invests in foreign securities, which may involve a number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(d) Income taxes -- It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest is recognized on the accrual basis.

(f) Dividends and distributions -- Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

(g) Securities lending -- The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it receives a fee from the borrower. The Portfolio typically receives the income on the loaned securities, but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's,


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005              17

Notes to Financial Statements (concluded)

lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund, on behalf of the Portfolio, has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee at the annual rate of .85% of the average net assets of the Portfolio. FAM has contractually agreed to waive and reimburse all fees and expenses. This agreement has no fixed term. For the period August 2, 2005 to October 31, 2005, FAM earned fees of $104,155, all of which was waived. FAM also reimbursed the Portfolio $48,556 in additional operating expenses.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Portfolio for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates.

In addition, MLPF&S received $2,814 in commissions on the execution of portfolio security transactions for the Portfolio for the period August 2, 2005 to October 31, 2005.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

For the period August 2, 2005 to October 31, 2005, the Portfolio reimbursed FAM $237 for certain accounting services.

Certain officers and/or directors of the Portfolio are officers and/or directors of FAM, PSI, FAMD, FDS, ML & Co., and/or MLIM, LLC.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the period August 2, 2005 to October 31, 2005 were $57,872,718 and $9,438,811, respectively.

4. Beneficial Interest Transactions:

Transactions in beneficial interest were as follows:

--------------------------------------------------------------------------------
For the Period August 2, 2005+                                         Dollar
to October 31, 2005                           Shares                   Amount
--------------------------------------------------------------------------------
Shares sold ......................             5,540,499           $ 55,426,727
Shares redeemed ..................              (239,154)            (2,392,211)
                                            -----------------------------------
Net increase .....................             5,301,345           $ 53,034,516
                                            ===================================

+ Prior to August 2, 2005 (commencement of operations), the Portfolio issued 2,500 shares to FAM for $25,000.

5. Short-Term Borrowings:

Effective November 23, 2005, the Fund, on behalf of the Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with a group of lenders, which expires November 2006. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of ..07% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the federal funds rate plus .50% or a base rate as defined in the credit agreement.

6. Commitments:

At October 31, 2005, the Portfolio had entered into foreign exchange contracts under which it had agreed to purchase and sell various foreign currencies with each having an approximate value of $619,000.


18              GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005

Officers and Trustees

Robert C. Doll, Jr., President and Trustee
James H. Bodurtha, Trustee
Kenneth A. Froot, Trustee
Joe Grills, Trustee
Herbert I. London, Trustee
Roberta Cooper Ramo, Trustee
Robert Salomon, Jr., Trustee
Stephen B. Swensrud, Trustee
Donald C. Burke, Vice President and Treasurer
Murali Balaraman, Vice President
John Coyle, Vice President
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109-3661

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Availability of Quarterly Schedule of Investments

The Portfolio files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Portfolio offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions. When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                GLOBAL SMALLCAP PORTFOLIO       OCTOBER 31, 2005              19

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Portfolio unless accompanied or preceded by the Portfolio's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Shares of the Portfolio may be purchased and held only by or on behalf of separately managed account clients who have retained Merrill Lynch Investment Managers ("MLIM") to manage their accounts pursuant to an investment management agreement with MLIM and/or a managed account program sponsor.

A description of the policies and procedures that the Portfolio uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Portfolio voted proxies relating to securities held in the Portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Global SmallCap Portfolio
Of Managed Account Series
Box 9011
Princeton, NJ
08543-9011

                                                                #GSCMAS -- 10/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global SmallCap Portfolio of Managed Account Series


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Global SmallCap Portfolio of Managed Account Series

Date: December 16, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -----------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    Global SmallCap Portfolio of Managed Account Series

Date: December 16, 2005


By: /s/ Donald C. Burke
    -----------------------
    Donald C. Burke,
    Chief Financial Officer of
    Global SmallCap Portfolio of Managed Account Series

Date: December 16, 2005